SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING MULTI-ASSET FUNDS
For the Allspring Real Return Fund (the “Fund”)

At a meeting held August 17-19, 2026, the Board of Trustees of the Fund approved a proposal to disconnect the master-feeder structure under which the Fund invests 100% of its assets in the Allspring Real Return Portfolio. On or about February 5, 2027 (the “Effective Date”), the Fund will begin to invest substantially all of its assets directly in a portfolio of securities. As a result of this change, on the Effective Date, the first paragraph of the Fund’s principal investment strategy will be deleted, and all references to the “master portfolio” or Real Return Portfolio, as applicable, will be removed or replaced with references to the Fund throughout the prospectus, summary prospectus and statement of additional information.

August 20, 2026	SUP1753 08-26